Exhibit 10.3

ADMINISTRATION AGREEMENT

by and among

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee,

PUBLIC FINANCE AUTHORITY,
as Issuer

and

GREYSTONE HOUSING IMPACT INVESTORS LP,
as Administrator

Dated October 31, 2024

ADMINISTRATION AGREEMENT

THIS ADMINISTRATION AGREEMENT (this “Agreement”), dated October 31, 2024 is entered into, by and among PUBLIC FINANCE AUTHORITY, as Issuer (together with its successors, the “Issuer”), WILMINGTON TRUST, National Association, as Trustee (the “Trustee”) and GREYSTONE HOUSING IMPACT INVESTORS LP, as Administrator (the “Administrator”).

RECITALS

The Issuer and the Trustee have entered into a Trust Agreement dated October 31, 2024 (as amended, supplemented or modified from time to time, the “Trust Agreement”), which provides for the deposit with the Trustee of the Portfolio Assets. Pursuant to the Trust Agreement and the Resolution, the Issuer will issue its Affordable Housing Multifamily Certificates Series 2024-1 Class A (the “PFA Certificates”) the proceeds of which will be used to purchase the Portfolio Assets from the Sellers and to pay other costs incurred in connection with the issuance of the Certificates.

In accordance with the terms of the Trust Agreement, the Issuer wishes to provide for the administration of the Portfolio Assets and the Certificates and the Administrator is willing to provide those services.

In consideration of the foregoing, the mutual promises contained herein and other valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows (capitalized terms used, but not defined herein, shall have the meanings ascribed to them in the Trust Agreement):

Section 1.
Appointment of Administrator. The Issuer hereby appoints Greystone Housing Impact Investors LP to act as initial Administrator for the Trust subject to the terms and conditions and based upon the representations and warranties contained herein and in the Trust Agreement. Greystone Housing Impact Investors LP hereby accepts such appointment and agrees to perform the duties of Administrator hereunder and under the Trust Agreement. The Administrator hereby expressly acknowledges having received a copy of the Trust Agreement and the Trust Documents and being familiar with the obligations of the Administrator as set forth therein. The Administrator’s responsibilities and duties hereunder (and the payment of fees or other amounts due to the Administrator hereunder) shall commence as of the date of this Agreement.
Section 2.
Responsibilities of Administrator.
(a)
Generally. Administrator shall use its best efforts, at all times acting in a commercially reasonable manner and in accordance with customary practices and applicable law, to perform all such duties assigned to the Administrator pursuant to and in accordance with the Trust Agreement.

(b)
Specific Duties and Responsibilities. Without limiting the foregoing, Administrator shall perform or discharge the following, in each case, in accordance with applicable law and at its cost:
(i)
make all decisions and give any directions requested in connection with the Portfolio Assets except as set forth in Section 5.01(b) of the Trust Agreement;
(ii)
the obligations of the Administrator set forth in the Trust Agreement, including the requirements of Articles V and VII thereof; and
(iii)
all such other tasks as Administrator reasonably deems necessary or advisable to perform its obligations hereunder.
(c)
Reporting Obligations. The Administrator shall deliver the following information and reports to the Dissemination Agent and direct the Dissemination Agent to post such materials on the EMMA website with respect to the Certificates:
(i)
final Distributions made on the Certificates;
(ii)
any other Termination Event under the Trust Agreement;
(iii)
resignation or removal of the Trustee or the Administrator and notice of the acceptance of appointment by a successor Trustee or Administrator;
(iv)
any default by the Underlying Credit Enhancer or the termination of the Credit Enhancement;
(v)
any request by the Majority Owners to terminate the Trustee;
(vi)
on or before April 30 of each year, updated “Most Recent Occupancy Percentages”, “Occupancy As of Date” and “Prior Year NOI” as set forth in Appendix A to the Official Statement on or before April 30 of each year,; and
(vii)
all notices required under the Continuing Disclosure Agreement.
(d)
No Action by Administrator. Notwithstanding anything to the contrary in this Agreement or the Trust Agreement, Administrator shall not take, or fail to take, any action that would result in a violation or breach of (i) the covenants, agreements or obligations of the Issuer under the Trust Agreement, (ii) the Resolution or (iii) applicable law.
(e)
Alternative Courses of Action. If, in performing its duties under this Agreement, Administrator is required to decide between alternative courses of action, Administrator may direct the Trustee to request written instructions from the Majority Holders as to the desired course of action provided that if any such alternative course of action could have a material adverse effect on the Issuer or its interests, the Issuer shall be notified and given the opportunity to object prior to seeking the Majority Holders’ consent. Upon receiving such request the Trustee shall request the vote of the Certificateholders as set forth in Section 2.02 of the Trust Agreement. Administrator shall be entitled to rely on the advice of legal counsel and independent accountants in performing its duties hereunder and shall be deemed to have acted in good faith if it acts in accordance with such advice delivered in an opinion of counsel or other report addressed to Administrator and the Issuer (with costs of same to be borne by Administrator).
Section 3.
Limitations on Powers of Administrator. Administrator is not and shall not be authorized, by the provisions hereof or otherwise, without the Issuer’s prior express written consent to (i) enter into any contract or agreement that is or purports to be in Issuer’s name, or amend or modify any such contract or agreement, or grant any waiver or forbearance thereunder, with respect to the Portfolio Assets or any Trust Document (including this Agreement); (ii) hold itself out, identify or refer to itself, in writing or otherwise, as an “agent” or “representative” of either the Issuer or the Trustee, or execute any document “on behalf of” or “in the name of” Issuer or the Trustee; (iii) amend or modify, or grant any waiver or forbearance under any Trust Document; (iv) commence, institute, defend, litigate, or settle any legal proceeding to which Issuer or the Trustee is a party (except with respect to Administrator’s own interests) with respect to the Portfolio Assets; (v) take any other action with respect to the Portfolio Assets that is inconsistent with the scope of its duties and obligations hereunder; or (vi) represent or hold itself out as having the authority to do any of the foregoing.
Section 4.
Compliance with General Laws. The Administrator will comply with all applicable laws and governmental regulations in the performance of this Agreement.
Section 5.
Representations and Warranties. The Administrator hereby represents and warrants as of the date hereof that: (a) it is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization; (b) it has full power, authority, and right to execute and deliver this Agreement and to perform its obligations hereunder and has taken all necessary action to authorize the performance by it of its obligations under this Agreement, and the Trust Agreement; (c) the execution, delivery, and performance by it of this Agreement have been duly authorized by it and it has duly executed and delivered this Agreement; (d) no approval, authorization, or other action by, or filing with, any governmental authority is required in connection with the execution and delivery by it of this Agreement or the performance of its obligations; (e) this Agreement constitutes the legal, valid, and binding obligation of the Administrator, enforceable in accordance with its terms, except insofar as enforceability may be limited by any applicable bankruptcy, insolvency, or other similar law affecting the enforcement of creditors’ rights and except that equitable remedies lie in the discretion of a court and may not be available; (f) neither the signing of this Agreement nor the performance of any of the transactions contemplated by this Agreement does or will contravene or constitute a default under, its constitutional documents, any law or regulation by which it or any of its assets is bound or affected, or any agreement to which it is a party or by which any of its assets is bound, and (g) the Administrator is in compliance with all terms, covenants, and conditions of the Trust Agreement applicable to it.
Section 6.
Administrator Fee. For and in consideration of its services hereunder, on each Distribution Date as set forth in the Trust Agreement, the Trustee shall pay the Administrator

Fee to the Administrator in an amount equal to the product of (a) one-twelfth (1/12), (b) the Certificate Balance of the PFA Certificates and (c) 0.07%. As set forth in the Trust Agreement, no Administrator Fee will be payable, however, as long as the Administrator is an Affiliate of Greystone Housing Impact Investors LP. The Administrator acknowledges and agrees that the Administrator Fee is payable solely from the payments received by the Trustee on the Portfolio Assets and the Issuer and the Trustee shall not be liable for payment of the Administrator Fee or any other amounts due to Administrator hereunder (including, without limitation, any costs, losses or damages arising from a breach or alleged breach of this Agreement on the part of the Issuer or the Trustee) and that such amounts shall be payable to Administrator solely and exclusively from the revenues derived from the Portfolio Assets to the extent available for such purpose under the Trust Agreement AND THAT IF SUCH SOURCE SHOULD EVER PROVE TO BE INSUFFICIENT THEN ADMINISTRATOR SHALL NOT BE ABLE TO RECOVER SUCH AMOUNTS FROM THE ISSUER OR THE TRUSTEE AND MAY NOT BE ABLE TO RECOVER SUCH AMOUNTS FROM ANY OTHER PERSON.
Section 7.
Termination of Agreement; Resignation or Removal of Administrator.
(a)
This Agreement shall terminate upon the termination of the Trust Agreement and the payment in full of the Certificates or distribution of the Portfolio Assets by the Trustee pursuant to the Trust Agreement.
(b)
The Issuer may terminate this Agreement and discharge Administrator as set forth in the Trust Agreement.
(c)
Any entity into which Administrator may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which Administrator shall be a party, or any corporation succeeding to all or substantially all of the trust business of Administrator, shall be the successor of Administrator hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.
Section 8.
Indemnity. The Administrator will indemnify, defend and hold harmless the Issuer, and the Issuer Indemnified Parties, the Holders, the Trust and the Trustee from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance, or bad faith (other than errors in judgment) of the Administrator in the performance of its duties under this Agreement or any other document executed in connection herewith to which it is a party.
Section 9.
Amendments. This Agreement may not be amended, changed, modified or terminated (except as otherwise expressly provided herein) except by the parties hereto in writing.
Section 10.
Miscellaneous.
(a)
Except as otherwise specifically provided in this Agreement, all notices, certificates, requests or other communications to the Trustee, the Issuer and the

Administrator permitted or required to be given hereunder shall be effective (i) when received, if personally delivered or sent by Electronic Means, or (ii) one Business Day after delivery to an overnight courier service, if sent by overnight courier service, in either case, delivered or addressed to:

If to the Trustee:	Wilmington Trust Company, National Association One Light Street 14th Floor, MD2-L140 Baltimore, Maryland 21202 Attention: Dennis Malabunga Telephone: (929) 542-8702 Email: dmalabunga@wilmingtontrust.com

If to the Issuer:

Public Finance Authority

22 East Mifflin Street, Suite 900

Madison, Wisconsin 53703

Attention: Scott Carper and Michael LaPierre

Email: Scott Carper (scarper@pfauthority.org) and Michael LaPierre (mlapierre@pfauthority.org)

If to the Administrator:	Greystone Housing Impact Investors LP 14301 FNB Parkway Suite 211 Omaha, Nebraska 68154 Attention: Jesse A. Coury and Andy Grier Email: jesse.coury@greyco.com and andy.grier@greyco.com

The parties hereto, by notice given hereunder, may designate any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent.

(b)
This Agreement, and any amendments to this Agreement, may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute but one and the same Agreement.
(c)
Section headings in this Agreement have been inserted for convenience of reference only and shall not be used in the interpretation of this Agreement.
(d)
THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF WISCONSIN, EXCLUDING CONFLICTS OF LAWS PROVISIONS. FOR PURPOSES OF ANY SUIT, ACTION OR PROCEEDING INVOLVING THIS AGREEMENT OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT OF SUCH SUIT, ACTION OR PROCEEDING, EACH OF THE PARTIES HERETO EXPRESSLY

SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION LOCATED IN DANE COUNTY, WISCONSIN. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN SUCH STATE OR UNITED STATES FEDERAL COURT AND FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
(e)
This Agreement, and the other Trust Documents, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any prior correspondence or agreements, oral or written, with respect thereto.
(f)
Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.
(g)
This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement.
(h)
The Administrator and the Issuer (subject to Section 10.22 of the Trust Agreement) agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.
(i)
All rights and remedies herein given or granted to any party hereunder are cumulative, nonexclusive and in addition to any and all rights and remedies that may have been or may be given by reason of any law, statute, ordinance or otherwise.
(j)
The rights and obligations of the Administrator under this Agreement shall not be assigned or subcontracted by the Administrator without the prior written consent of the Issuer, except (A) any Person into which the Administrator may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Administrator is a party, or any Person succeeding to all or substantially all of the business of the Administrator, shall be the successor to the Administrator hereunder and (B) the Administrator may subcontract with, or otherwise cause, any of its Affiliates to perform its obligations hereunder. The Issuer has the right to assign its interest under this Agreement, in whole or in part. Subject to the foregoing, this

Agreement shall bind and inure to the benefit of and be enforceable by the Administrator and the Issuer, and their permitted successors and assigns.
(k)
No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.
(l)
This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.
(m)
EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER RELATED DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
(n)
The relationship of the Administrator to the Issuer shall be that of an independent contractor and this Agreement shall therefore not be deemed to create an employer/employee, partnership, joint venture, or other relationship between the Administrator and the Issuer.
(o)
All documents, materials, information and property associated with the Portfolio Assets, without regard to the source, method or maintenance of same, shall be considered the property of the Issuer and Administrator forever and fully relinquishes and disclaims any right, title and interest in and to such documents, materials, information and property.
(p)
The Issuer and the Trustee and their respective agents, employees, invitees, or licensees shall have at all times during the Term of this Agreement the right to inspect and copy any and all books and records of Administrator pertaining to the Portfolio Assets or the performance by the Administrator of its duties and obligations under this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized representatives as of the day and year first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION, solely in its capacity as Trustee

By: /s/ Dennis Malabunga
Name: Dennis Malabunga

Title: Vice President

PUBLIC FINANCE AUTHORITY, as Issuer

By: /s/ Amity A. Dias
Name: Amity A. Dias

Title: Assistant Secretary

GREYSTONE HOUSING IMPACT INVESTORS LP, as Administrator

By: /s/ Jesse A. Coury
Name: Jesse A. Coury

Title: Chief Financial Officer

[Signature Page to PFA 2024-1 Administration Agreement]